November 20, 1995
                             DREYFUS BASIC GNMA FUND
                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH INFORMATION CONTAINED IN THE SECTION OF THE PROSPECTUS ENTITLED "FUND EXCHANGES."
        Effective January 1, 1996, with respect to any shareholder who has exchanged out of the Fund four times during the calendar year, further exchanges may be rejected for the remainder of the calendar year. Management believes that this policy will enable shareholders to change their investment program, while minimizing Fund expenses and protecting the Fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations.
        THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION CONTAINED IN THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES."
DREYFUS TELETRANSFER PRIVILEGE
        You may purchase Fund shares (minimum $1,000, maximum $150,000 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time. No fee is contemplated for purchases of Fund shares pursuant to this Privilege.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND, TO THE EXTENT RELEVANT, SUPERCEDES INFORMATION CONTAINED IN THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO REDEEM FUND SHARES."
GENERAL - IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP.
                          (CONTINUED ON REVERSE SIDE)
DREYFUS TELETRANSFER PRIVILEGE
        You may redeem Fund shares (minimum $1,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time. Your account will be charged $5.00 for each redemption effected pursuant to this Privilege.
                                                       080s1120/95